Exhibit 10.1

                     FIRST AMENDMENT TO CREDIT AGREEMENT AND

                   INCREASE OF AGGREGATE REVOLVING COMMITMENTS

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE OF AGGREGATE REVOLVING COMMITMENTS, dated as of January 19, 2006 (this "Agreement"), is entered into among BRADY CORPORATION, a Wisconsin corporation (the "Company"), BRADY WORLDWIDE, INC., a Wisconsin corporation ("Worldwide"), and TRICOR DIRECT, INC., a Delaware corporation ("Tricor", together with the Company and Worldwide, the "Borrowers"), the guarantors identified on the signature pages hereto as Guarantors (the "Guarantors"), the lenders identified on the signature pages hereto as Lenders (the "Lenders") and Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

                                    RECITALS

     A. The Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of March 31, 2004 (as amended from time to time, the "Credit Agreement").

     B. The parties to the Credit Agreement have agreed to amend the Credit Agreement as provided herein and to increase the Aggregate Revolving Commitments by SEVENTY-FIVE MILLION DOLLARS ($75,000,000) pursuant to Section 2.01(c) of the Credit Agreement.

     C. In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

                                    AGREEMENT

     1. Amendments.

          (a) The definition of "Aggregate Revolving Commitments" appearing in
     Section 1.01 of the Credit Agreement is hereby amended to read as follows:

          "Aggregate Revolving Commitments" means the Revolving Commitments of all the Lenders. The amount of the Aggregate Revolving Commitments in effect on January 19, 2006 is TWO HUNDRED MILLION DOLLARS ($200,000,000).

          (b) Section 8.03(f) of the Credit Agreement is hereby amended to read as follows:

          (f) unsecured Indebtedness of the Company evidenced by promissory notes issued pursuant to a "private placement" transaction that is exempt from registration under the Securities Act of 1933 in an aggregate principal amount not to exceed $350,000,000 at any one time outstanding;

          (c) Schedule 2.01 of the Credit Agreement is hereby amended to read as
     Schedule 2.01 attached hereto.

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     2. Increase of Aggregate Revolving Commitments. The Company has requested that certain Lenders increase their respective Revolving Commitments in accordance with Section 2.01(c) of the Credit Agreement. Each Lender hereby acknowledges and agrees that such increase to its Revolving Commitment is in addition to its existing Revolving Commitment. Each Lender hereby confirms its Revolving Commitment (after giving effect to such increase) as set forth on
Schedule 2.01 attached hereto.

     3. Effectiveness; Conditions Precedent. This Agreement shall be effective as of the date hereof when all of the conditions set forth in this Section 3 shall have been satisfied in form and substance satisfactory to the Administrative Agent.

          (a) Execution and Delivery of Agreement. The Administrative Agent shall have received copies of this Agreement duly executed by the Loan Parties, the Lenders and the Administrative Agent.

          (b) Resolutions. The Administrative Agent shall have received copies of resolutions of the Board of Directors of each Loan Party approving and adopting the Agreement and authorizing execution and delivery of this Agreement (including the increase of the Aggregate Revolving Commitments), certified by a secretary or assistant secretary of each Loan Party to be true and correct and in force and effect as of the date hereof.

          (c) Fees and Expenses. Payment of all fees and expenses owed by the Borrowers to the Administrative Agent.

     4. Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Loan Documents.

     5. Authority/Enforceability. Each Loan Party represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

          (b) This Agreement has been duly executed and delivered by each Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement.

          (d) The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its Organization Documents or
     (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

     6. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that (a) the representations and warranties of the Loan Parties set

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forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

     7. Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy shall be effective as an original.

     8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

                  [remainder of page intentionally left blank]

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Exhibit 10.1

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:                              BRADY CORPORATION,
                                        a Wisconsin corporation


                                        By: /s/ Barbara Bolens
                                            ------------------------------------
                                        Name: Barbara Bolens
                                        Title: VP & Treasurer


                                        BRADY WORLDWIDE, INC.,
                                        a Wisconsin corporation


                                        By: /s/ Barbara Bolens
                                            ------------------------------------
                                        Name: Barbara Bolens
                                        Title: VP


                                        TRICOR DIRECT, INC.,
                                        a Delaware corporation


                                        By: /s/ Barbara Bolens
                                            ------------------------------------
                                        Name: Barbara Bolens
                                        Title: VP


GUARANTORS:                             BRADY INTERNATIONAL CO.,
                                        a Wisconsin corporation


                                        By: /s/ Barbara Bolens
                                            ------------------------------------
                                        Name: Barbara Bolens
                                        Title: VP


                                        BRADY INVESTMENT CO.,
                                        a Nevada corporation


                                        By: /s/ Barbara Bolens
                                            ------------------------------------
                                        Name: Barbara Bolens
                                        Title: VP


                                        WORLDMARK OF WISCONSIN, INC.,
                                        a Delaware corporation


                                        By: /s/ Barbara Bolens
                                            ------------------------------------
                                        Name: Barbara Bolens
                                        Title: VP


                                        PERMAR SYSTEMS, INC.,
                                        A New York corporation


                                        By: /s/ Barbara Bolens
                                            ------------------------------------
                                        Name: Barbara Bolens
                                        Title: VP

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                               BRADY CORPORATION



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                                        EMED CO.,
                                        a New York corporation


                                        By: /s/ Barbara Bolens
                                            ------------------------------------
                                        Name: Barbara Bolens
                                        Title: VP


                                        TRUMED TECHNOLOGIES, INC.,
                                        a Minnesota corporation


                                        By: /s/ Barbara Bolens
                                            ------------------------------------
                                        Name: Barbara Bolens
                                        Title: VP

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                               BRADY CORPORATION

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ADMINISTRATIVE
AGENT:                                  BANK OF AMERICA, N.A.


                                        By: /s/ David A. Johanson
                                            ------------------------------------
                                        Name: David A. Johanson
                                        Title: Vice President

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                               BRADY CORPORATION

LENDERS:                                BANK OF AMERICA, N.A.,


                                        By: /s/ Mark R. Motuelle
                                            ------------------------------------
                                        Name: Mark R. Motuelle
                                        Title: Vice President

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                               BRADY CORPORATION

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                                        HARRIS N.A. (f/k/a HARRIS TRUST AND
                                        SAVINGS BANK)


                                        By: /s/ Timothy E. Dana
                                            ------------------------------------
                                        Name: Timothy E. Dana
                                        Title: Vice President

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                               BRADY CORPORATION

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                                        M&I MARSHALL & ILSLEY BANK


                                        By: /s/ James R. Miller
                                            ------------------------------------
                                        Name: James R. Miller
                                        Title: Vice President


                                        By: /s/ Gus D. Hernandez, Jr.
                                            ------------------------------------
                                        Name: Gus D. Hernandez, Jr.
                                        Title: Vice President

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                               BRADY CORPORATION

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                                        PNC BANK, N.A.


                                        By: /s/ Hana M. Dieter
                                            ------------------------------------
                                        Name: Hana M. Dieter
                                        Title: Managing Director

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                               BRADY CORPORATION

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                                        WELLS FARGO BANK, N.A.


                                        By: /s/ Robert A. Grehn
                                            ------------------------------------
                                        Name: Robert A. Grehn
                                        Title: Vice President


                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                               BRADY CORPORATION